Municipal
                                   High Income
                                    Fund Inc.

                                                       Quarterly
                                                         Report

                                                        January
                                                        31, 1998

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                         Municipal High Income Fund Inc.

Dear Shareholder:

      We are pleased to provide the first quarter report for the Municipal High Income Fund Inc. ("Fund") for the three months ended January 31, 1998. Over the period covered by this report, the Fund paid income dividends totaling $0.16 per share and posted a total return of 2.88% on net asset value ("NAV"). In comparison, its Lipper Analytical Services, Inc. ("Lipper") peer group had an average of 3.02% for the same period. (Lipper is an major fund-tracking organization.) In addition, the Fund generated a total return of 4.20% based on its market value. The table below shows the annualized distribution rates and three-month total return based on the Fund's January 31, 1998 NAV and its New York Stock Exchange ("NYSE") closing price.

                  Price           Annualized      Three-Month
                Per Share        Distribution    Total Return
               -----------       -------------    -----------
                $9.88 (NAV)         6.32%            2.88%
                $10.125 (NYSE)      6.16%            4.20%

      We are very pleased to report that shares of the Fund were trading at a premium of $0.245 to its NAV of $9.88 as of January 31, 1998. Another extremely positive Fund development has been its five-star rating overall from Morningstar, Inc.* as of January 31, 1998.

Market and Economic Overview

      Interest rates continued to decline during the course of the reporting period. However, the bond markets did experience volatility as investors responded to a conflicting combination of low inflation and falling unemployment. The persistent strength of the U.S. economy heightened fears among many investors that the Federal Reserve Board ("Fed") would raise short-term interest rates. The Fed last raised the federal-funds rate by 0.25% in March 1997, but has since chosen to remain on the sidelines. (The federal-funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.) Although it did not take action, the Fed indicated a bias toward tightening monetary policy at each of its meeting in July, August, September and November.

      Since the end of October, the dominant theme in theme in the financial markets has been the Asian financial crisis and the extent of the impact it will have on the U.S. economy. We expect at least a modest dampening effect on growth in the first part of the year with inflation

----------
* Morningstar, Inc. proprietary ratings reflect historical risk-adjusted performance through 1/31/98. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar, Inc. ratings are calculated from the Fund's 3- and 5-year returns (with fee adjustments) in excess of 90-day T-bill returns. The Fund received 5 stars for the overall, 3- and 5-year periods. It was rated among 197 and 137 closed-end municipal bond funds for the 3- and 5-year periods, respectively. Ten percent of the funds in a rating category receive five stars.


                                       1

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continuing to trend lower in spite of wage pressures resulting from an extremely tight labor market. We also expect the Fed to hold short-term rates steady over the near term.

Investment Strategy

      The Fund's investment objective is to provide high levels of tax-exempt current income. In pursuit of this objective, the Fund continues to focus on higher coupon bonds in order to maintain an attractive level of current income.

      Early in the reporting period we favored select health care issues that have performed well the past two years, primarily due to the growing health care needs of an aging population. We have maintained broad diversification across a number of investment areas that we believe offer high yield potential as well as relative price stability. In our opinion, the favorable economic conditions and low interest rates have made select housing bonds attractive. Another area of emphasis for the Fund has been the airline industry because it offers good relative value in a growing economy.

      As of January 31, 1998, the majority of the Fund's assets were allocated among the following sectors: industrial revenue bonds (24.9%), hospital bonds (15.2%), pollution control revenue bonds (11.1%) and utility bonds (10.1%).

Municipal Bond Market Outlook

      Moderate economic growth, combined with historically low inflation, should continue to be favorable for intermediate- and long-term municipal bonds. It is important to emphasize that the after-tax returns for municipal bonds versus U.S. Treasurys are still quite attractive. We believe that many municipal bond individual investors are concentrating on long-term opportunities rather than short-term events and, therefore, we are still bullish on the long-term prospects for municipal bonds.

      In closing, we thank you for your investment in the Municipal High Income Fund Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon        /s/ Lawrence T. McDermott

Heath B. McLendon            Lawrence T. McDermott
Chairman                     Vice President and
                             Investment Officer

February 27, 1998


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          --------------------------------------------------------------

            Take Advantage of the Fund's Dividend Reinvestment Policy!

            Did you know that fund investors who reinvest their dividends are taking advantage of one of the most powerful wealth-building tools available today? As an investor in the Municipal High Income Fund, you can participate in the Fund's Dividend Reinvestment Plan at no charge.

            The Dividend Reinvestment Plan offers you a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Municipal High Income Fund. In fact, unless you elect to receive cash, you are automatically enrolled in the Fund's Dividend Reinvestment Plan if you hold common stock shares in your own name. If your Municipal High Income Fund shares are held by a financial institution, you can contact them directly to find out whether they offer the Dividend Reinvestment Plan. If the financial institution does not offer the Plan but you still want to participate, consider asking that your Fund shares be registered in your name or transferred to your account.

            One great feature of the Fund's Dividend Reinvestment Plan is that the number of common stock shares you will receive is determined this way: if the market price of the common stock is equal or higher than the 98% net asset value ("NAV") per share at the time of valuation, you will be issued shares for the equivalent of either 98% of the most recently determined NAV per share or 95% of the market price, whichever is greater. For more information about the Plan, please refer to page 23 of this report. Or, to learn more about the Municipal High Income Fund's Dividend Reinvestment Plan, you can contact:

            First Data Investor Services Group, Inc.
            P.O. Box 8030
            Boston, MA 02266-8030
            Telephone: 1-800-331-1710

            Please remember that if your Fund shares are not held in your name, you should get in touch with your financial institution directly for more information about the Dividend Reinvestment Plan.

          --------------------------------------------------------------

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                                                 Municipal High Income Fund Inc.
[GRAPHIC OMITTED]                            Schedule of Investments (unaudited)
                                                                January 31, 1998
================================================================================
 FACE
AMOUNT        RATING                   SECURITY                        VALUE
================================================================================

Alabama -- 4.1%
  $  285,000  Aaa*  Alabama HFA, Single-Family Mortgage Revenue,
                       10.500% due 12/1/02 ........................$    306,019
   1,000,000  BBB-  Alabama State IDA, Solid Waste Disposal,
                       6.450% due 12/1/23 (a) .....................   1,090,000
   4,000,000  BBB-  Butler, AL IDR, Waste Disposal,
                       8.000% due 9/1/28 (a)(b) ...................   4,650,000
   1,000,000  BBB-  Mobile, AL IDR, 6.950% due 1/1/20 .............   1,110,000
   1,000,000  NR    West Jefferson, AL Amusement & Public Park
                       Authority Revenue, (Visionland Project),
                       8.000% due 12/1/26 .........................   1,068,750
                                                                   -------------
                                                                      8,224,769
                                                                   -------------
Arizona -- 2.3%
   1,000,000  BBB-  Coconino County, AZ PCR, Nevada Power Co.,
                       Series B, 5.800% due 11/1/32 (a) ...........   1,023,750
   2,000,000  BBB   Gila County, AZ IDA, Industrial Development
                       Authority Revenue, Environmental, ASARCO
                       Inc., 5.550% due 1/1/27 ....................   2,027,500
   1,500,000  A-1+  Maricopa County, AZ Pollution Control
                       Corporate, PCR, Public Service, 3.600%
                       due 12/1/15 (c) ............................   1,500,000
                                                                   -------------
                                                                      4,551,250
                                                                   -------------
California -- 2.1%
   2,000,000  NR    Los Angeles County, CA Regional Airport
                       Authority, Continental Airlines, Inc.,
                       9.000% due 8/1/17 (a)(b) ...................   2,082,880
   2,000,000  BBB-  Sacramento, CA Cogeneration Authority,
                       Electric Revenue, 6.500% due 7/1/14 ........   2,205,000
                                                                   -------------
                                                                      4,287,880
                                                                   -------------
Colorado -- 2.6%
   2,000,000  NR    Colorado Health Facilities Authority Revenue,
                       (Beth Israel at Shalom Park Project),
                       7.250% due 12/15/25 ........................   2,097,500
                    Denver, CO Airport, Series A:
   1,505,000  Baa1*    8.500% due 11/15/23 (a) ....................   1,693,125
   1,175,000  Baa1*    8.000% due 11/15/25 (a) ....................   1,316,000
                                                                   -------------
                                                                      5,106,625
                                                                   -------------
Connecticut -- 1.8%
                    Connecticut State Development Authority:
   1,735,000  NR       Aquarium Project Revenue, Mystic Marinelife
                         Aquarium, 7.000% due 12/1/27 .............   1,860,787
   1,500,000  NR       Health Care Revenue, Series B, 8.000%
                         due 7/1/17 ...............................   1,651,875
                                                                   -------------
                                                                      3,512,662
                                                                   -------------
Florida -- 2.7%
     875,000  NR    Homestead, FL IDR, (Project A), 7.950%
                       due 11/1/18 ................................     950,469
   2,005,000  NR    Jacksonville, FL Health Facilities Authority
                       Revenue, 9.125% due 10/15/19 ...............   2,065,230

                       See Notes to Financial Statements.

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                                                 Municipal High Income Fund Inc.
[GRAPHIC OMITTED]                Schedule of Investments (unaudited) (continued)
                                                                January 31, 1998
================================================================================
 FACE
AMOUNT        RATING                   SECURITY                        VALUE
================================================================================

Florida -- 2.7% (continued)
  $2,000,000  BBB-  Martin County, FL IDR, (Indiantown Cogeneration
                       Project A), 7.875% due 12/15/25 (a) ........$  2,342,500
                                                                   -------------
                                                                      5,358,199
                                                                   -------------
Georgia -- 0.6%
   1,000,000  NR    Walton County, GA IDA, (Walton Project),
                       8.500% due 9/1/07 ..........................   1,152,500
                                                                   -------------
Illinois -- 4.7%
   2,850,000  BB+   Chicago, IL O'Hare International Airport,
                       Special Facilities Revenue Bonds, United
                       Airlines, Series B, 8.950%
                       due 5/1/18 (a) .............................   3,252,562
   2,500,000  BB-   East Chicago, IL IDA Revenue, (Inland Steel
                       Co., Project 10), 6.800% due 6/1/13 ........   2,725,000
   1,500,000  A+    Illinois Housing Development Authority,
                       Series 5, 6.750% due 9/1/23 ................   1,636,875
     740,000  NR    Loves Park, IL First Mortgage Revenue,
                       (Hoosier Care Project), Series A, 9.750%
                       due 8/1/19 .................................     790,875
     970,000  NR    Sterling, IL First Mortgage Revenue, (Hoosier
                       Care Project), Series A, 9.750%
                       due 8/1/19 .................................   1,030,625
                                                                   -------------
                                                                      9,435,937
                                                                   -------------
Indiana -- 4.2%
   2,000,000  BBB-  Indiana State Environmental Development Finance
                       Authority, (USX Corp. Project), 6.250%
                       due 7/15/30 ................................   2,145,000
   1,000,000  Ba3*  Indiana State IDA Finance Authority, PCR,
                       (Inland Steel Co., Project No. 13),
                       7.250% due 11/1/11 (a) .....................   1,132,500
   4,750,000  Baa2* Indianapolis, IN  Airport Authority, United
                    Airlines, 6.500% due 11/15/31 (a)(b) ..........   5,213,125
                                                                   -------------
                                                                      8,490,625
                                                                   -------------
Kentucky -- 2.1%
   1,290,000  NR    Jefferson County, KY Health Facilities
                       Authority, Dates Beverly Enterprises,
                       10.125% due 5/1/08 .........................   1,385,137
   1,500,000  BBB-  Kenton County, KY Airport Board, (Delta
                       Airlines Project), 7.500% due 2/1/20 (a) ...   1,680,000

   1,000,000  A     Pendleton County, KY Multi-Lease Revenue,
                       Series A, 6.500% due 3/1/19 ................   1,101,250
                                                                   -------------
                                                                      4,166,387
                                                                   -------------
Louisiana -- 5.3%
   1,200,000  A3*   Lake Charles, LA Harbor & Terminal District
                       Port Facilities Revenue, (Trunkline LNG
                       Co. Project), 7.750% due 8/15/22 ...........   1,393,500

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[GRAPHIC OMITTED]                Schedule of Investments (unaudited) (continued)
                                                                January 31, 1998
================================================================================
 FACE
AMOUNT        RATING                   SECURITY                        VALUE
================================================================================

Louisiana -- 5.3% (continued)
                    Port New Orleans, LA IDR:
                       Avondale Industries, Inc. Project:
  $1,800,000  NR         8.250% due 6/1/04 ........................$  2,058,750
   3,000,000  NR         8.500% due 6/1/14 ........................   3,491,250
   1,000,000  BB       Continental Grain Co. Project, 7.500%
                         due 7/1/13 (b) ...........................   1,115,000
   2,400,000  BB+   West Feliciana Parish, LA PCR, 8.000%
                       due 12/1/24 ................................   2,598,000
                                                                   -------------
                                                                     10,656,500
                                                                   -------------
Maine -- 0.2%
                    Maine State Housing Authority Mortgage
                       Purchases:
     280,000  AA       Series C-2, 7.000% due 11/15/32 (a) ........     304,500
      20,000  AA       Series D-1, 8.300% due 11/15/28 (a) ........      20,570
                                                                   -------------
                                                                        325,070
                                                                   -------------
Massachusetts -- 6.4%
   1,880,000  AAA   Commonwealth of Massachusetts Health
                       & Educational Facilities Authority
                       Revenue, North Adams Regional
                       Hospital, (Pre-Refunded -- Escrowed
                       with U.S. government securities to
                       7/1/99 Call @ 102), 9.625% due 12/1/18 .....   2,063,300
                    Commonwealth of Massachusetts Industrial
                       Finance Agency, (S.E. Mass Project):
   1,700,000  NR         Series A, 9.000% due 7/1/15 ..............   1,940,125
   5,940,000  NR         Series B, 9.250% due 7/1/15 (a) ..........   6,801,300
   2,000,000  NR    Massachusetts State Industrial Finance Agency,
                       Assisted Living Facility Revenue, (Marina
                       Bay LLC Project), 7.500% due 12/1/27 (a) ...   2,022,500
                                                                   -------------
                                                                     12,827,225
                                                                   -------------
Michigan -- 0.4%
     695,000  BBB+  Western Townships, MI Utility Revenue, Sewage
                       System, (Subject to Crossover Refunding
                       11/1/99 @ 102), 8.300% due 1/1/19 ..........     727,721
                                                                   -------------
Minnesota -- 1.0%
   1,890,000  AA+   Minnesota HFA, Single-Family, Series H,
                       6.700% due 1/1/18 ..........................   2,055,375
                                                                   -------------
Mississippi -- 2.5%
                    Claiborne County, MS PCR, Series C:
   3,300,000  Ba1*     9.875% due 12/1/14 .........................   3,537,105
   1,500,000  BBB-     6.200% due 2/1/26 ..........................   1,548,750
                                                                   -------------
                                                                      5,085,855
                                                                   -------------
Montana -- 1.8%
   3,530,000  NR    Montana State Board Investment Resource
                       Recovery Revenue, (Yellowstone Energy
                       LP Project), 7.000% due 12/31/19 (a) .......   3,543,237
                                                                   -------------

                       See Notes to Financial Statements.

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                                                 Municipal High Income Fund Inc.
[GRAPHIC OMITTED]                Schedule of Investments (unaudited) (continued)
                                                                January 31, 1998
================================================================================
 FACE
AMOUNT        RATING                   SECURITY                        VALUE
================================================================================

New Hampshire -- 0.5%
  $1,000,000  BBB-  New Hampshire Higher Educational & Health
                       Facilities Authority Revenue, New
                       Hampshire College, 6.375% due 1/1/27 .......$  1,061,250
                                                                   -------------
New Jersey -- 5.0%
   3,000,000  Baa2* Camden County, NJ Improvement Authority
                       Revenue, Health Care Redevelopment
                       Project, (Cooper Health), 5.875%
                       due 2/15/15 ................................   3,123,750
   2,200,000  NR    New Jersey Educational Facilities, Fairleigh
                       Dickinson University, Series C, 6.625%
                       due 7/1/23 .................................   2,296,250
                    New Jersey Health Care Facilities:
   1,885,000  Ba1*     Palisades Medical Center, Finance Authority
                         Revenue, 7.600% due 7/1/21 ...............   2,019,306
   1,000,000  NR       Raritan Bay Medical Center, 7.250%
                         due 7/1/27 ...............................   1,098,750
   1,500,000  BBB-     Zurbrugg Memorial Hospital, Series C,
                         8.500% due 7/1/12 ........................   1,537,575
                                                                   -------------
                                                                     10,075,631
                                                                   -------------
New Mexico -- 0.7%
   1,235,000  AAA   New Mexico Mortgage Finance Authority,
                       Single-Family Mortgage Program, Series B,
                       FHA-Insured, 8.300% due 3/1/20 (a) .........   1,380,113
                                                                   -------------
New York -- 6.0%
   4,715,000  BBB+  New York City, NY GO, Series F, 6.625%
                       due 2/15/25 ................................   5,239,544
   1,500,000  NR    New York City, NY IDA, Civil Facility Revenue,
                       7.500% due 8/1/26 ..........................   1,586,250
   1,950,000  BB+   New York State Energy, Research & Development
                       Authority, Electric Facility Revenue, LILCO,
                       7.150% due 12/1/20 (a) .....................   2,137,687
   2,750,000  NR    Port Authority of NY & NJ, Special Obligation
                       Revenue, 6.750% due 10/1/19 (a) ............   3,090,313
                                                                   -------------
                                                                     12,053,794
                                                                   -------------
North Carolina -- 4.1%
   1,750,000  A     Martin County, NC Industrial Facilities PCR,
                       6.800% due 5/1/24 (a) ......................   1,964,375
   2,300,000  Baa1* North Carolina Eastern Municipal Power Agency,
                       Power Systems Revenue, Series B, 7.000%
                       due 1/1/08 .................................   2,699,625
   1,440,000  NR    North Carolina Medical Care Community Health
                       Care Facilities, First Mortgage, De Paul
                       Community Facilities, 6.125% due 1/1/28 ....   1,445,400
   2,050,000  A-    North Carolina Municipal Power Agency No. 1,
                       Catawaba Electric Revenue, 6.250%
                       due 1/1/17 .................................   2,188,375
                                                                   -------------
                                                                      8,297,775
                                                                   -------------
Ohio -- 4.8%
   1,000,000  NR    Cleveland, OH Airport Special Revenue,
                       Continental Airlines Inc., 9.000% due
                       12/1/19 (a) ................................   1,090,000

                       See Notes to Financial Statements.

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                                                 Municipal High Income Fund Inc.
[GRAPHIC OMITTED]                Schedule of Investments (unaudited) (continued)
                                                                January 31, 1998
================================================================================
 FACE
AMOUNT        RATING                   SECURITY                        VALUE
================================================================================

Ohio -- 4.8% (continued)
  $1,000,000  NR    Cuyahoga County, OH Health Care Facilities,
                       Judson Retirement Community, Series A,
                       7.250% due 11/15/18 ........................$  1,067,500
   3,000,000  BBB   Dayton, Ohio Special Facilities Revenue,
                       Emergency Air Freight, Series A, 5.625%
                       due 2/1/18 .................................   3,097,500
   1,500,000  Baa1* Montgomery County, OH Health Systems Revenue,
                       Series B, 8.100% due 7/1/18 ................   1,811,250
   1,250,000  NR    Ohio State Solid Waste Revenue, 9.000% due
                       6/1/21 (a) .................................   1,360,937
   1,000,000  Baa3* Ohio Water Development Authority, PCR,
                       Series A, 8.100% due 10/1/23 (a) ...........   1,073,750
                                                                   -------------
                                                                      9,500,937
                                                                   -------------
Pennsylvania -- 14.8%
   2,200,000  B-    Allegheny County, PA IDA, Special Facilities
                       Revenue, Series B, (U.S. Air Project),
                       8.500% due 3/1/21 (a) ......................   2,480,500
                    Beaver County, PA IDA, PCR:
   2,000,000  BB+      7.625% due 5/1/20 ..........................   2,295,000
   2,500,000  BB+      7.625% due 5/1/25 ..........................   2,868,750
   1,500,000  NR    Delaware County, PA IDA, First Mortgage,
                       White Horse, (Pre-Refunded -- Escrowed with
                       U.S. government securities to 7/1/99 Call
                       @ 103), 9.700% due 7/1/09 (d) ..............   1,661,250
   3,000,000  BBB+  Lebanon County, PA Samaritan House, Series B,
                       (Pre-Refunded -- Escrowed with U.S.
                       government securities to 11/1/99 Call @ 102),
                       8.250% due 11/1/18 (d) .....................   3,273,750
   2,500,000  A-    Luzerne County, PA IDA, 7.125% due
                       12/1/22 (a) ................................   2,759,375
   2,000,000  AAA   Montgomery County, PA Higher Education &
                       Health Authority, (Pre-Refunded -- Escrowed
                       with U.S. government securities to 11/1/99
                       Call @ 102), 8.375% due 11/1/11 ............   2,187,500
     550,000  NR    Northumberland County, PA IDA Revenue,
                       6.875% due 2/1/03 ..........................     566,500
   1,500,000  AA+   Pennsylvania HFA, Series C, 6.900% due
                       4/1/25 (a) .................................   1,638,750
   1,935,000  BBB   Philadelphia, PA Gas Revenue, Series B,
                       6.400% due 11/15/16 ........................   2,058,356
   1,000,000  NR    Philadelphia, PA IDR, Host Marriott, 7.750%
                       due 12/1/17 (a) ............................   1,111,250
                    Scranton-Lackawanna, PA Health & Welfare
                       Authority Revenue, (Moses Taylor Hospital
                       Project):
   1,905,000  BBB-       6.150% due 7/1/14 ........................   2,043,113
   3,050,000  BBB-       6.250% due 7/1/20 ........................   3,274,937
   1,250,000  BBB+  Sharon, PA Regional Health Systems,
                       (Project B), 6.875% due 12/1/22 ............   1,353,125
                                                                   -------------
                                                                     29,572,156
                                                                   -------------
Puerto Rico -- 0.2%
     200,000  A     Commonwealth of Puerto Rico, GO Bonds,
                       (Partially Pre-Refunded -- Escrowed with
                       U.S. government securities to 7/1/98 Call
                       @ 102), 8.000% due 7/1/08 ..................     207,142

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[GRAPHIC OMITTED]                Schedule of Investments (unaudited) (continued)
                                                                January 31, 1998
================================================================================
 FACE
AMOUNT        RATING                   SECURITY                        VALUE
================================================================================

Puerto Rico -- 0.2% (continued)
  $  200,000  A-1+  Commonwealth of Puerto Rico, Government
                       Development Bank, 3.250% due
                       12/1/15 (c) ................................$    200,000
                                                                   -------------
                                                                        407,142
                                                                   -------------
South Carolina -- 2.1%
     860,000  NR    Florence County, SC IDR, 7.375% due 2/1/07 ....     941,700
   2,500,000  BBB-  Greenville, SC Connector 2,000 Association
                       Inc., SC Toll Road Revenue, (Southern
                       Connector Project), Series A, 5.375%
                       due 1/1/38 .................................   2,431,250
     840,000  NR    McCormick County, SC COP, 9.750%
                       due 7/1/09 .................................     855,355
                                                                   -------------
                                                                      4,228,305
                                                                   -------------
South Dakota -- 1.0%
                    Oglala Sioux Tribe, SD Pine Ridge County,
                       Revenue Bonds:
     100,000  NR         7.000% due 7/1/99 ........................     101,375
   1,865,000  NR         7.500% due 7/1/13 ........................   1,925,613
                                                                   -------------
                                                                      2,026,988
                                                                   -------------
Tennessee -- 0.4%
     750,000  AAA   Knox County, TN Health, Education & Housing,
                       FSA-Insured, 7.125% due 1/1/30. ............     840,938
                                                                   -------------
Texas -- 10.9%
   1,350,000  BBB   Alliance, TX Airport Authority Inc.,
                       (Federal Express Corp. Project), 6.375%
                       due 4/1/21 (a) .............................   1,469,812
   2,000,000  BBB+  Brazos River, TX PCR, (Collateral-Texas
                       Utilities Electric Co., Project A), 8.250%
                       due 1/1/19 (a) .............................   2,107,440
   1,015,000  A2*   El Paso, TX Housing Finance Corp.,
                       Single-Family Mortgage Revenue, 8.750%
                       due 10/1/11 ................................   1,105,081
   2,000,000  B1*   El Paso, TX International Airport Revenue
                       Bonds, (Marriott Corp. Project), 7.750%
                       due 3/1/12 .................................   2,157,500
   1,170,000  NR    Harris County, TX Industrial Development
                       Corporation, IDR, Continental Airlines Inc.,
                       7.950% due 7/1/19 (a) ......................   1,182,917
                    Houston, TX Airport Systems Revenue Special
                       Facilities, Continental Airlines Inc.:
   1,050,000  Ba1*       Series B, 6.125% due 7/15/27 (a) .........   1,094,625
   3,000,000  Ba1*       Series C, 6.125% due 7/15/27 (a) .........   3,127,500
                    Matagorda County, TX Navigation District
                    No. 1, PCR,
                       (Houston Lighting & Power Company Project):
   1,000,000  AAA        MBIA-Insured, 6.100% due 7/1/28 ..........   1,047,500
   1,400,000  A-         Series A, 7.875% due 2/1/19 (a) ..........   1,429,792
   1,400,000  AA    North Central, TX Health Facilities Development
                       Project, Hospital Revenue Bonds, Baylor
                       Health Care Systems, Series 1992B, Variable
                       Rate INFLOS, 7.950% due 5/15/08 (e) ........   1,529,500

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[GRAPHIC OMITTED]                Schedule of Investments (unaudited) (continued)
                                                                January 31, 1998
================================================================================
 FACE
AMOUNT        RATING                   SECURITY                        VALUE
================================================================================

Texas -- 10.9% (continued)
                    Northgate Crossing, TX Municipals Utilities:
  $1,000,000  NR       District 1, GO, 8.875% due 12/1/13 .........$  1,011,250
   1,000,000  NR       District 2, Special Tax, 8.875%
                         due 12/1/13 ..............................   1,011,250
   3,435,000  BB    Sam Rayburn, TX Municipal Power Supply
                       System Revenue Refunding, Series A,
                       6.250% due 10/1/17 .........................   3,503,700
                                                                   -------------
                                                                     21,777,867
                                                                   -------------
Utah -- 2.0%
   1,735,000  NR    Hurricane, UT Health Facilities Development
                       Revenue, (Mission Health Services Project),
                       10.500% due 7/1/20 .........................   1,908,500
   2,000,000  NR    Utah State Housing Finance Agency Revenue,
                       Series A, 6.875% due 7/1/27 ................   2,100,000
                                                                   -------------
                                                                      4,008,500
                                                                   -------------
Vermont -- 1.1%
   2,060,000  A1*   Vermont Housing Finance Agency, Home
                       Mortgage, Series B, 8.100% due 6/1/22
                       (a) ........................................   2,131,503
                                                                   -------------
West Virginia -- 0.7%
   2,500,000  NR    Marion County, WV County Commission, Solid
                       Waste Disposal Facility, 7.750% due 12/1/11
                       (a)(f) .....................................   1,400,000
                                                                   -------------
Wisconsin -- 0.9%
   1,770,000  NR    Wisconsin State Health & Educational
                       Facilities Authority Revenue, Benchmark
                       Health Care Green Bay, 7.750% due 5/1/27 ...   1,860,713
                                                                   -------------
                    TOTAL INVESTMENTS  -- 100%
                    (Cost -- $185,365,709**) ......................$200,131,429
                                                                   =============

(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Security segregated by Custodian for open market purchase commitment.
(c) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(d) Pre-Refunded bonds escrowed with U.S. government securities are considered by Manager to be triple-A rated even if issuer has not applied for new ratings.
(e) Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.
(f) Security is in default.
**  Aggregate cost for Federal income tax purposes is substantially the same.

See pages 12 through 13 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements

                                                 Municipal High Income Fund Inc.
[GRAPHIC OMITTED]                 Summary of Municipal Bonds by Combined Ratings
                                                    January 31, 1998 (unaudited)
================================================================================

--------------------------------------------------------------------------------
                              Standard &             Percent of
          Moody's    and/or     Poor's           Total Investments
--------------------------------------------------------------------------------

            Aaa                  AAA                     3.9%
            Aa                   AA                      2.8
            A                    A                       8.0
            Baa                  BBB                    33.2
            Ba                   BB                     15.7
            B                    B                       2.3
            VMIG 1               A-1+                    0.8
            NR                   NR                     33.3
                                                       -----
                                                       100.0%
                                                       =====
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                                                    Bond Ratings
[GRAPHIC OMITTED]
================================================================================

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.
AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B    -- Bonds rated "BB" and "B" are regarded, on balance, as
and CCC predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B," and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposure to adverse conditions.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa      -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa       -- Bonds rated "Aa" are judged to be of high quality by all standards.
            Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A        -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

                                                 Municipal High Income Fund Inc.
                                                        Bond Ratings (continued)
[GRAPHIC OMITTED]
================================================================================

Baa      -- Bonds rated "Baa" are considered as medium grade obligations,
            i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba       -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B        -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over many long period of time may be small.
NR       -- Indicates that the bond is not rated by Standard & Poor's or
            Moody's.

                                                           Security Descriptions
================================================================================

ABAG        -- Association of Bay Area Governments
AIG         -- American International Guaranty
AMBAC       -- American Municipal Bond
                   Assurance Corporation
BAN         -- Bond Anticipation Notes
BIG         -- Bond Investors Guaranty
CGIC        -- Capital Guaranty Insurance Company
CHFCLI      -- California Health Facility
                   Construction Loan Insurance
CONNIE LEE  -- College Construction Loan
                   Insurance Association
COP         -- Certificate of Participation
EDA         -- Economic Development Authority
ETM         -- Escrowed to Maturity
FGIC        -- Financial Guaranty Insurance Company
FHA         -- Federal Housing Administration
FHLMC       -- Federal Home Loan Mortgage
                   Corporation
FLAIRS      -- Floating Adjustable Interest Rate
                   Securities
FNMA        -- Federal National Mortgage Association
FRTC        -- Floating Rate Trust Certificates
FSA         -- Financing Security Assurance
GIC         -- Guaranteed Investment Contract
GNMA        -- Government National Mortgage
                   Association
GO          -- General Obligation
HDC         -- Housing Development Corporation
HFA         -- Housing Finance Authority
IDA         -- Industrial Development
                   Authority
IDB         -- Industrial Development Board
IDR         -- Industrial Development Revenue
INFLOS      -- Inverse Floaters
ISD         -- Independent School District
LOC         -- Letter of Credit
MBIA        -- Municipal Bond Investors
                   Assurance Corporation
MVRICS      -- Municipal Variable Rate Inverse
                   Coupon Security
PCR         -- Pollution Control Revenue
PSF         -- Permanent School Fund
RAN         -- Revenue Anticipation Notes
RIBS        -- Residual Interest Bonds
RITES       -- Residual Interest
                   Tax-Exempt Securities
SYCC        -- Structured Yield Curve
                   Certificate
TAN         -- Tax Anticipation Notes
TECP        -- Tax-Exempt Commercial Paper
TOB         -- Tender Option Bonds
TRAN        -- Tax and Revenue Anticipation
                   Notes
VA          -- Veterans Administration
VRWE        -- Variable Rate Wednesday
                   Demand

                                                 Municipal High Income Fund Inc.
[GRAPHIC OMITTED]                Statement of Assets and Liabilities (unaudited)
                                                                January 31, 1998
================================================================================

ASSETS:
  Investments, at value (Cost-- $185,365,709) ................    $ 200,131,429
  Receivable for securities sold .............................          170,292
  Interest receivable ........................................        2,909,530
                                                                  -------------
  Total Assets ...............................................      203,211,251
                                                                  -------------
LIABILITIES:
  Payable for securities purchased ...........................        5,404,608
  Investment advisory fees payable ...........................           67,088
  Administration fees payable ................................           33,283
  Payable to bank ............................................           27,987
  Accrued expenses ...........................................          131,105
                                                                  -------------
  Total Liabilities ..........................................        5,664,071
                                                                  -------------
Total Net Assets .............................................    $ 197,547,180
                                                                  =============
NET ASSETS:
  Par value of capital shares ................................    $     199,880
  Capital paid in excess of par value ........................      185,794,748
  Undistributed net investment income ........................           10,427
  Accumulated net realized loss from security transactions ...       (3,223,595)
  Net unrealized appreciation of investments .................       14,765,720
                                                                  -------------
Total Net Assets .............................................    $ 197,547,180
                                                                  =============
Shares Outstanding ...........................................       19,988,017
                                                                  -------------
Net Asset Value ..............................................    $        9.88
                                                                  -------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Statement of Operations (unaudited)
                                     For the Three Months Ended January 31, 1998
[GRAPHIC OMITTED]
================================================================================

INVESTMENT INCOME:
  Interest .....................................................     $ 3,350,456
                                                                     -----------

EXPENSES:
  Investment advisory fees (Note 3) ............................         195,221
  Administration fees (Note 3) .................................          97,610
  Shareholder communications ...................................          31,912
  Audit and legal ..............................................          14,060
  Director's fees ..............................................          10,721
  Registration fees ............................................           6,083
  Shareholder and system servicing fees ........................           5,746
  Pricing service fees .........................................           3,740
  Custody ......................................................           2,440
  Other ........................................................           1,729
                                                                     -----------
  Total Expenses ...............................................         369,262
                                                                     -----------
Net Investment Income ..........................................       2,981,194
                                                                     -----------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 4):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales ........................................      30,476,982
    Cost of securities sold ....................................      30,158,396
                                                                     -----------
  Net Realized Gain ............................................         318,586
                                                                     -----------

  Change in Net Unrealized Appreciation of Investments:
    Beginning of period ........................................      12,531,523
    End of period ..............................................      14,765,720
                                                                     -----------
  Increase in Net Unrealized Appreciation ......................       2,234,197
                                                                     -----------
Net Gain on Investments ........................................       2,552,783
                                                                     -----------
Increase in Net Assets From Operations .........................     $ 5,533,977
                                                                     ===========

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                              Statement of Changes in Net Assets
                                                      For the Three Months Ended
[GRAPHIC OMITTED]                                               January 31, 1998
                                                        (unaudited) and the Year
                                                          Ended October 31, 1997
================================================================================

                                                      1998             1997
                                                      ----             ----
Operations:
  Net investment income ......................   $   2,981,194    $  12,082,608
  Net realized gain/loss from security
    transactions ...............................       318,586         (399,613)
  Increase in net unrealized appreciation
    of investments .............................     2,234,197        5,290,943
                                                 -------------    -------------
  Increase in Net Assets From Operations .....       5,533,977       16,973,938
                                                 -------------    -------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 2):
  Net investment income ......................      (3,107,465)     (12,281,068)
                                                 -------------    -------------
  Decrease in Net Assets From
  Distributions to Shareholders ..............      (3,107,465)     (12,281,068)
                                                 -------------    -------------

FUND SHARE TRANSACTIONS (NOTE 5):
  Net asset value of shares issued for
    reinvestment of dividends ..................       987,375        2,136,996
                                                 -------------    -------------
  Increase in Net Assets From
    Fund Share Transactions ....................       987,375        2,136,996
                                                 -------------    -------------
Increase in Net Assets .......................       3,413,887        6,829,866

NET ASSETS:
  Beginning of period ........................     194,133,293      187,303,427
                                                 -------------    -------------
  End of period* .............................   $ 197,547,180    $ 194,133,293
                                                 =============    =============

*Includes undistributed net
      investment income of: ..................   $      10,427    $     136,698
                                                 =============    =============

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                       Notes to Financial Statements (unaudited)
[GRAPHIC OMITTED]
================================================================================

      1. Significant Accounting Policies

      Municipal High Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (h) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      2. Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. Investment Advisory Agreement, Administration Agreement and Other Transactions

      Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. MMC also acts as the administrator of the Fund for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

                                                 Municipal High Income Fund Inc.
                           Notes to Financial Statements (unaudited) (continued)
[GRAPHIC OMITTED]
================================================================================

      4. Investments

      During the three months ended January 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $34,850,115
--------------------------------------------------------------------------------
Sales                                                                 30,476,982
================================================================================

      At January 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 16,003,822
Gross unrealized depreciation                                        (1,238,102)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 14,765,720
================================================================================

      5. Capital Shares

      At January 31, 1998, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.01 per share.

      Capital stock transactions during the period were as follows:

                                  Three Months Ended             Year Ended
                                   January 31, 1998           October 31, 1997
                                  -------------------       --------------------
                                  Shares      Amount        Shares      Amount
================================================================================
Shares issued on reinvestment     102,711   $  987,375      225,424   $2,136,996
================================================================================

      6. Capital Loss Carryforwards

      At October 31, 1997, the Fund had, for Federal income tax purposes, approximately $3,542,000 of capital loss carryforwards available to offset future capital gains. To the extent that these capital loss carryforwards are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

                                2002         2003         2004         2005
================================================================================
Carryforward Amounts           $2,667,000   $270,000     $205,000     $400,000
================================================================================

                                                 Municipal High Income Fund Inc.
                                                            Financial Highlights
[GRAPHIC OMITTED]
================================================================================

For a share of capital stock outstanding throughout each period:

                                             1998(1)          1997         1996         1995         1994         1993
                                             -------         ------       ------       ------       ------       ------
Net Asset Value,
  Beginning of Period ...................      $9.76          $9.53        $9.51        $8.98        $9.72        $9.49
                                            --------       --------     --------     --------     --------     --------
Income (Loss) From Operations:
  Net investment income .................       0.15           0.61         0.63         0.64         0.65         0.67
  Net realized and unrealized gain (loss)       0.13           0.24           --         0.54        (0.72)        0.23
                                            --------       --------     --------     --------     --------     --------
Total Income (Loss) From Operations .....       0.28           0.85         0.63         1.18        (0.07)        0.90
                                            --------       --------     --------     --------     --------     --------
Less Distributions From:
  Net investment income .................      (0.16)         (0.62)       (0.61)       (0.65)       (0.65)       (0.67)
  Net realized gains ....................         --             --           --           --        (0.02)          --
                                            --------       --------     --------     --------     --------     --------
Total Distributions .....................      (0.16)         (0.62)       (0.61)       (0.65)       (0.67)       (0.67)
                                            --------       --------     --------     --------     --------     --------
Net Asset Value, End of Period ..........      $9.88          $9.76        $9.53        $9.51        $8.98        $9.72
                                            --------       --------     --------     --------     --------     --------
Total Return, Based on
  Market Value ..........................       4.20%++       17.22%       10.22%       14.17%      (10.11)%      17.76%
                                            --------       --------     --------     --------     --------     --------
Total Return, Based on
  Net Asset Value .......................       2.88%++        9.41%        7.39%       14.00%       (0.54)%       9.87%
                                            --------       --------     --------     --------     --------     --------
Net Assets, End of Period (000s) ........   $197,547       $194,133     $187,303     $187,048     $176,379     $188,294
                                            ========       ========     ========     ========     ========     ========
Ratios to Average Net Assets:
  Expenses ..............................       0.76%+         0.74%        0.77%        0.84%        0.84%        0.87%
  Net investment income .................       6.11+          6.38         6.65         6.87         6.98         6.89

Portfolio Turnover Rate .................         16%            35%          17%          18%          17%          13%

Market Value, End of Period .............    $10.125         $9.875       $9.000       $9.000       $8.250       $9.875

(1) For the three months ended January 31, 1998 (unaudited).
++ Total return is not annualized as it may not be representative of the total return for the year.
+   Annualized.

                                                 Municipal High Income Fund Inc.
                            Financial Data Per Share of Common Stock (unaudited)
[GRAPHIC OMITTED]
================================================================================

                                                                    Dividend
Record       Payable          NYSE        Net Asset    Dividend   Reinvestment
  Date         Date      Closing Price*     Value*       Paid        Price
--------     --------    --------------     ------     --------   ------------
11/20/95     11/24/95        $8.750         $9.52       $0.0540      $8.87
12/26/95     12/29/95         8.375          9.58        0.0510       8.60
 1/19/96      1/26/96         8.875          9.59        0.0510       8.88
 2/20/96      2/23/96         8.750          9.57        0.0510       8.86
 3/26/96      3/29/96         8.875          9.43        0.0510       8.86
 4/23/96      4/26/96         8.750          9.38        0.0510       8.90
 5/28/96      5/31/96         8.875          9.40        0.0510       8.85
 6/05/96      6/28/96         8.500          9.33        0.0510       8.79
 7/23/96      7/26/96         8.625          9.38        0.0510       8.82
 8/27/96      8/30/96         8.875          9.43        0.0510       8.90
 9/24/96      9/27/96         9.000          9.44        0.0510       9.00
10/22/96     10/25/96         9.000          9.49        0.0510       9.08
11/25/96     11/29/96         9.125          9.57        0.0510       9.23
12/23/96     12/27/96         9.375          9.56        0.0520       9.30
 1/28/97      1/31/97         9.375          9.53        0.0520       9.44
 2/25/97      2/28/97         9.375          9.60        0.0520       9.37
 3/24/97      3/27/97         9.125          9.52        0.0520       9.27
 4/22/97      4/25/97         9.250          9.48        0.0520       9.32
 5/27/97      5/30/97         9.125          9.53        0.0520       9.47
 6/24/97      6/27/97         9.563          9.62        0.0520       9.43
 7/22/97      7/25/97         9.938          9.70        0.0520       9.51
 8/26/97      8/29/97         9.500          9.68        0.0520       9.49
 9/23/97      9/26/97         9.813          9.72        0.0520       9.53
10/28/97     10/31/97         9.625          9.74        0.0520       9.55
11/24/97     11/28/97         9.938          9.76        0.0520       9.56
12/22/97     12/26/97        10.000          9.83        0.0520       9.63
 1/27/98      1/30/98        10.125          9.85        0.0520       9.65

*As of record date.

                                                 Municipal High Income Fund Inc.
                                     Quarterly Results of Operations (unaudited)

[GRAPHIC OMITTED]
================================================================================

                                                                        Net Realized                Net Increase
                                                 Net                   and Unrealized                (Decrease)
                   Investment                Investment                  Gain (Loss)                in Net Assets
                     Income                    Income                  on Investments              From Operations
              ---------------------     ---------------------      ----------------------       ----------------------
Quarter                        Per                       Per                          Per                         Per
 Ended           Total        Share        Total        Share         Total          Share        Total          Share
--------      ----------      -----     ----------      -----      ----------       -----       ----------       -----
 1/31/96      $3,487,742      $0.18     $3,089,124      $0.16      $1,821,322       $0.09       $4,910,446       $0.25
 4/30/96       3,405,211       0.17      3,035,493       0.15      (4,388,492)      (0.22)      (1,352,999)      (0.07)
 7/31/96       3,456,996       0.18      3,142,875       0.16         382,360        0.02        3,525,235        0.18
10/31/96       3,479,645       0.18      3,131,351       0.16        2,132,57       80.11        5,263,929        0.27
 1/31/97       3,457,602       0.18      3,095,243       0.16         591,922        0.03        3,687,165        0.19
 4/30/97       3,361,023       0.17      3,011,000       0.15        (889,987)      (0.05)       2,121,013        0.10
 7/31/97       3,314,095       0.17      2,960,294       0.15       4,722,973        0.24        7,683,267        0.39
10/31/97       3,360,938       0.17      3,016,071       0.15         466,422        0.02        3,482,493        0.17
 1/31/98       3,350,456       0.17      2,981,194       0.15       2,552,783        0.13        5,533,977        0.28

                                                 Municipal High Income Fund Inc.
                                          Dividend Reinvestment Plan (unaudited)
[GRAPHIC OMITTED]
================================================================================

      The Fund's Board of Directors recently approved an amendment to the Plan whereby changes to the Plan may be implemented upon 30 days notice to shareholders. No substantive changes to the terms of the Plan are contemplated at this time, and except as previously stated, the terms of the Plan remain the same.

      The Fund's policy, which may be changed by the Fund's Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund's Common Stock. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend. Net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to the shareholders at least once a year.

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by First Data as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distribu tions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data, as dividend-paying agent.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Common Stock is equal to or exceeds 98% of net asset value per share on the date of valuation, participants will be issued shares of Common Stock valued at the greater of (1) 98% of the net asset value most recently determined as provided under "Net Asset Value" or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to net asset value, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund's net assets will be proportionately diluted.

      If 98% of the net asset value per share of the Common Stock at the time of valuation exceeds the market price of Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds 98% of the net asset value per share of the Common Stock, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares

                                                 Municipal High Income Fund Inc.
                              Dividend Reinvestment Plan (unaudited) (continued)
[GRAPHIC OMITTED]
================================================================================

at a price equal to 98% of the net asset value per share. In this case, the number of shares of Common Stock received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by First Data may exceed 98% of the net asset value per share of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at 98% of the net asset value per share. First Data will begin to purchase Common Stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

      First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data or the Fund on at least 30 days' written notice to Plan participants. All correspondence concern ing the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

                            ------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market. As of January 31, 1998, the Fund has not repurchased any shares.

                                                 Municipal High Income Fund Inc.
                                                          Management of the Fund
[GRAPHIC OMITTED]
================================================================================

Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus


Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Lawrence T. McDermott
Vice President and
Investment Officer

Michael J. Maher
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

Mutual Management Corp.
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

PNC Bank, N.A.
17th and Chestnut Street
Philadelphia, Pennsylvania 19103

                               [GRAPHIC OMITTED]


This report is intended only for shareholders of Municipal High Income Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                         Municipal High Income Fund Inc.
                              388 Greenwich Street
                               New York, NY 10013
                                 (212) 723-9218

                                  FD01095 3/98